EXHIBIT 10.23





                        Document Security Systems, Inc.
                          36 W. Main Street, Suite 710
                               Rochester, NY 14614


                     AMENDMENT TO PLACEMENT AGENT AGREEMENT
                             DATED OCTOBER 29, 2003

Fordham Financial Management, Inc.                              December 9, 2003
14 Wall Street, 18th Floor
New York, NY 10005

Dear Sirs:

         Appended hereto is a Supplement No. 2 dated as of December 9, 2003 which supplements and amends the Offering Memorandum dated October 29, 2003 as previously amended by a Supplement No. 1 of Document Security Systems, Inc. (the "Company" or "DCSS"). The Placement Agent Agreement dated October 29, 2003 by and between the Company and Fordham Financial Management, Inc. is hereby amended by the terms of the appended Supplement No. 2. Further, it is understood that Fordham's counsel shall file an amended Form D with the Securities and Exchange Commission and with all blue sky states to reflect the increased offering. DCSS agrees to pay Morse & Morse, PLLC a fee of $2,500 to make all required filings plus to advance any additional filing fees required by the states.

         By signing below, the parties agree that the Placement Agent Agreement dated October 29, 2003, as amended herein, shall constitute the entire agreement between the parties and may only be amended in writing by the parties hereto.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Placement Agent and us in accordance with its terms.

                                         Very truly yours,

                                         DOCUMENT SECURITY
                                         SYSTEMS, INC.


                                         By: _________________________
                                             Patrick White, President


Confirmed and Accepted as of
the date first above written.

FORDHAM FINANCIAL MANAGEMENT, INC.


By:__________________________________
    William Baquet, Chief Executive Officer







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